UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2006

SERENA SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25285	94-2669809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2755 Campus Drive 3rd Floor,

San Mateo, California 94403-2538

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 522-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 28, 2006, Serena Software, Inc. (“Serena”) issued a press release announcing that it has reached an agreement in principle with certain stockholders of Serena that provides for the settlement of purported class action litigation commenced by such stockholders against Serena and its directors following the announcement of the merger between Serena and Spyglass Merger Corp. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release of Serena Software, Inc. issued on February 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/S/ ROBERT I. PENDER, JR.
Robert I. Pender, Jr.
Chief Financial Officer

Date: February 28, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Serena Software, Inc. issued on February 28, 2006.